United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 7, 2012
Commission File Number 1-7107
 __________________________________
LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
The information in this item and Exhibit 99.1 and Exhibit 99.2, attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On February 7, 2012 Louisiana - Pacific Corporation issued a press release announcing financial results for the quarter and year ended December 31, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), the attached press release discloses continuing earnings before interest expense, taxes, depreciation and amortization (“EBITDA from continuing operations”) which is a non-GAAP financial measure. Additionally, it discloses Adjusted EBITDA from continuing operations which further adjusts EBITDA from continuing operations to exclude stock based compensation expense, (gain) loss on sales or impairment of long lived assets, other operating charges and credits and investment income. Both EBITDA from continuing operations and Adjusted EBITDA from continuing operations are not a substitute for the GAAP measure of net income or operating cash flows or other GAAP measures of operating performance or liquidity. A copy of the reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2011 and 2010 is attacher hereto as Exhibit 9.2 and incorporated herein by reference.
We have EBITDA from continuing operations and Adjusted EBITDA from continuing operations in the press release because we use them as important supplemental measures of our performance and believe that similarly-titled measures are frequently used by securities analysts, investors and other interested persons in the evaluation of companies in our industry, some of which present similarly-titled measures when reporting their results. We use EBITDA from continuing operations and Adjusted EBITDA from continuing operations to evaluate our performance as compared to other companies in our industry that have different financing and capital structures and/or tax rates. It should be noted that companies calculate similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, EBITDA from continuing operations has material limitations as a performance measure because it excludes interest expense, income tax (benefit) expense and depreciation and amortization which are necessary to operate our business or which we otherwise incurred or experienced in connection with the operation of our business.
We believe that income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net, is a useful measure for evaluating our ability to generate earnings from continuing operations and that providing this measure will allow investors to more readily compare the earnings referred to in the press release to our earnings for past and future periods. We believe that this measure is particularly useful where the amounts of the excluded items are not consistent between the periods presented. It should be noted that other companies may present similarly-titled measures differently and, therefore, as presented by us may not be comparable to similarly-titled measures reported by other companies. In addition, income (loss) from continuing operations excluding (gain) loss on sale or impairment of long-lived assets and other operating credits and charges, net, has material limitations as a performance measure because it excludes items that are actually incurred or experienced in connection with the operations of our business.
Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Establishment of 2012 Annual Cash Incentive Award Opportunities
Based upon written consent by the Compensation Committee of the Board of Directors of Louisiana-Pacific Corporation (“LP”) as of February 2, 2012, the Compensation Committee established 2012 annual cash incentive award opportunities under the Louisiana-Pacific Corporation Annual Cash Incentive Award Plan.  The award opportunities are subject to the achievement of a combination of corporate performance and individual performance goals.  The award opportunities for LP's executive officers are as follows:  Mr. Frost, 75% of base salary, or $630,000; Mr. Stevens, 65% of base salary, or $325,000; Ms. Bailey, 55% of base salary, or $225,000; Mr. Olszewski, 55% of base salary, or $206,000; and Mr. Wagner, 55% of base salary, or $182,000.
The performance goals for each executive officer are based 60% on LP's corporate performance as measured by LP's reported cash balance (as defined by the Committee) for the year ended December 31, 2012 and 40% on objective individual goals unique to each of them.  Depending upon the extent to which performance goals are determined to have been met, the actual amount paid as a cash incentive award could range from 0% to 100% of the target amount relating to corporate performance and from 0% to 120% of the target amount relating to individual performance. The satisfaction of corporate and individual performance goals will be determined by the Compensation Committee following the end of 2012.  Cash payments, if any, will be made as soon as practicable after the determination of the amount of the awards.
The business criteria on which individual performance goals are based include financial, strategic and other goals related to the performance of LP (in the case of Mr. Frost), specified business units (in the cases of Messrs. Olszewski, Stevens and Wagner) or specified functional areas (in the case of Ms. Bailey) for which an executive has responsibility and goals related to success in developing and implementing particular tasks assigned to an individual executive.  These goals, therefore, vary depending upon the responsibilities of individual executives.  Goals for one or more of LP's executive officers include goals related to cash preservation, success in developing and implementing particular management plans or systems, leadership, succession planning, relationships with specified constituencies and other specified goals.
Employment Agreement with Ms. Bailey
Effective December 5, 2011, LP entered into a Change of Control Employment Agreement with Ms. Bailey a copy of which is filed as Exhibit 10.2 to this report and incorporated herein by reference.
Additional Information
The information set forth above should be read in connection with the information set forth under the caption “Executive Compensation” in LP's Proxy Statement relating to its 2011 Annual Meeting of Stockholders, which is available at LP's website at www.lpcorp.com and the Securities and Exchange Commission's website at www.sec.gov.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibit Number	Description
10.2	Change of Control Employment Agreement, effective as of December 5, 2011, between LP and Sallie Bailey
99.1	Press release issued by Louisiana-Pacific Corporation on February 7, 2012 regarding quarter and year ended December 31, 2011 results.
99.2	Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2011 and 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Sallie B. Bailey
Sallie B. Bailey
Executive Vice President and Chief
Financial Officer
(Principal Financial Officer)
Date: February 7, 2012